UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2015 (August 5, 2015)

First Data Corporation

(Exact name of registrant as specified in its charter)

Commission File Number:  001-11073

Delaware	47-0731996
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

225 Liberty Street, 29th Floor

New York, New York 10281

(Address of principal executive offices, including zip code)

(800) 735-3362

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

On August 5, 2015, First Data Corporation (the “Company”) issued a press release to announce that it intends to offer $675 million aggregate principal amount of senior secured first lien notes due 2023 (the “notes”). A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Subsequently, on August 5, 2015, the Company increased the offering size of the notes to an aggregate principal amount of $1,210 million. The notes will be issued at par and will accrue interest at the rate of 5.375% per annum.

The Company intends to use the net proceeds from the offering of the notes to (i) redeem and/or repurchase any and all of the outstanding senior secured first lien notes due 2019 (the “7.375% Notes”) and the outstanding 8.875% senior secured first lien notes due 2020 (the “8.875% Notes”) and (ii) pay related fees and expenses.

On August 6, 2015, the Company issued a press release to announce that it has commenced tender offers (the “Tender Offers”) to purchase for cash any and all of its 7.375% Notes and its 8.875% Notes. A copy of the press release related to the Tender Offers is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

On August 5, 2015, the Company exercised its right under the indenture governing the 7.375% Notes to optionally redeem any and all of its outstanding 7.375% Notes that remain outstanding after the consummation of the applicable Tender Offer. At the redemption date, the 7.375% Notes will be redeemable at a price of 103.688% of the aggregate principal amount thereof plus accrued and unpaid interest. This Current Report does not constitute a notice of redemption of the 7.375% Notes.

On August 6, 2015, the Company exercised its right under the indenture governing the 8.875% Notes to optionally redeem any and all of its outstanding 8.875% Notes that remain outstanding after the consummation of the applicable Tender Offer. At the redemption date, the 8.875% Notes will be redeemable at a price of 104.438% of the aggregate principal amount thereof plus accrued and unpaid interest. This Current Report does not constitute a notice of redemption of the 8.875% Notes.

Item 9.01 Financial Statements and Exhibits

99.1                                       Press release dated August 5, 2015.

99.2                                       Press release dated August 6, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Data Corporation

Date: August 6, 2015	By:	/s/ Stanley J. Andersen
Stanley J. Andersen
Vice President and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

EX 99.1	Press release dated August 5, 2015.
EX 99.2	Press release dated August 6, 2015.